EXHIBIT  10.92


Date of Grant:
Participant:   Patrick J. O'Dea
Participation Rate:
Control Number:

                 MOTHER'S CAKE & COOKIE CO.
            SUPPLEMENTAL LONG TERM INCENTIVE PLAN


     PARTICIPATION AWARD AGREEMENT dated as of May 1st, 1999 by and between MOTHER'S CAKE & COOKIE CO., a California corporation (the "Company"), and Patrick J. O'Dea (the
"Participant").

     All words and phrases not otherwise expressly defined herein shall have the same meanings as are ascribed to such words and phrases in the Mother's Cake & Cookie Co.
Supplemental Long Term Incentive Plan (the "Plan").

     The Board of Directors has determined that the objectives of the Plan will be furthered by granting to the Participant Participation Units in the Plan.

     In consideration of the foregoing and of the mutual undertakings set forth in this Agreement, the Company and the Participant agree as follows:

     Section 1 Grant of Participation Unit. Subject to the provisions of the Plan and this Agreement, the Company hereby grants to the Participant a Threshold Participation
Rate and a Value Increase Participation Rate under the Plan equal to the sum of the following:

                    a.   an amount equal to one-half of one
               percent (.005%) of the Threshold Value (the
               "Threshold Participation Rate"); plus

                    b.   an amount equal to three percent
               (3%) of the Value Increase Amount (the "Value
               Increase Participation Rate").

Notwithstanding anything herein to the contrary, the amount of an award payable to a Participant under this Plan shall be reduced by the amount of any payments made under the 1999-2000 Retention Bonus Program to such Participant by the Company or SFC.

     Section 2 Plan Provisions to Prevail. This Agreement shall be subject to all of the terms and provisions of the Plan, which are incorporated hereby and made a part hereof. In the event there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

     Section 3  Participant's Acknowledgments.  The
Participant agrees and acknowledges that he has received and read a copy of the Plan, and accepts this grant upon all of the terms thereof.

     Section 4 Non-Transferability. No grant to the Participant under the Plan shall be assignable or transferable by the Participant (whether by operation of law or otherwise and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. During the lifetime of the Participant, all rights granted to the Participant under the Plan shall be exercisable only by the Participant.

     Section 5 Notices. Any notice to be given to SFC hereunder shall be in writing and shall be addressed to Specialty Foods Corporation, 520 Lake Cook Road, Deerfield, IL 60015, Attention: Vice President and General Counsel or at such other address as SFC may hereafter designate to the Participant by notice as provided herein. Any notice to be given to Mother's hereunder shall be in writing and shall be addressed to Mother's Cake & Cookie Co., 810 81st Avenue, Oakland, CA 94621, Attention: Vice President - Human Resources. Any notice to be given to the Participant hereunder shall be addressed to the Participant at the address of the Participant's principal place of employment or at such other address as the Participant may hereafter designate to SFC by notice as provided herein. Notices hereunder shall be deemed to have been duly given when received by personal delivery or by registered or certified mail to the party entitled to receive the same.

     Section 6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent set forth in the Plan, the heirs and personal representatives of the Participant.

     Section 7 Modifications to Agreement. This Agreement may not be altered, modified, changed or discharged, except by a writing signed by or on behalf of both the Company and the Participant.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                              MOTHER'S CAKE, & COOKIE CO.,
                              a California corporation

                              By: /s/ David E. Schreibman
                              ---------------------------
                              Name:     David E. Schreibman
                              Title:    Vice President
Agreed to and Accepted:

/s/ Patrick O'Dea
----------------
Patrick O'Dea